(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/x / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                  THE AMERICAN FUNDS TAX-EXEMPT SERIES II -
                      THE TAX-EXEMPT FUND OF CALIFORNIA
              (Name of Registrant as Specified In Its Charter)
                             Julie F. Williams
                 (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:
/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.
 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

                    THE TAX-EXEMPT FUND OF CALIFORNIA
             333 South Hope Street, Los Angeles, California  90071

September 13, 1999


Fellow Shareholders:

We are writing to inform you of the upcoming meeting of the shareholders of The Tax-Exempt Fund of California (the "Fund") to be held at the offices of The Capital Group Companies, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Friday, October 29, 1999 at 10:00 a.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF TRUSTEES OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

At the Meeting, you will be asked to vote on:

1. The election of a Board of 10 Trustees (Proposal 1).
2. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 2).
3. The ratification of the selection, by the Board of Trustees, of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000 (Proposal 3).
4. Any other business that may come before the Meeting, although we are not currently aware of any other items to be considered.

Some key points about Proposal 2 are described below. The proposal is described in more detail in the full text of the proxy statement which you should read before you vote.

ABOUT PROPOSAL 2:

 Because the Fund was formed many years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In some cases restrictions, although described as "fundamental" because they require shareholder approval to modify, were originally adopted in response to state regulation that no longer applies to the Fund. In other cases, we believe the language of the restrictions should be modified to reflect current standards. We are also requesting that certain restrictions be reclassified as non-fundamental, requiring only Board approval to change. You may vote for any or all of the changes which are the subject of Proposal 2 by so indicating on your proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THIS PROPOSAL.

                                 *     *     *


We are sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't delay. When shareholders do not return their Proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. Please be sure to sign and return each Proxy card regardless of how many you receive.


If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at (800) 421-0180. Thank you for investing with us and for your continuing support.


Sincerely,

/s/ Paul G. Haaga, Jr.                        /s/ Abner D. Goldstine
Paul G. Haaga, Jr.                            Abner D. Goldstine
CHAIRMAN OF THE BOARD                         PRESIDENT


                     THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                        THE TAX-EXEMPT FUND OF CALIFORNIA
                                ----------------
                         NOTICE OF MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1999
                                ----------------

TO THE SHAREHOLDERS OF
 THE TAX-EXEMPT FUND OF CALIFORNIA:

 A Meeting of Shareholders of The Tax-Exempt Fund of California (the "Fund") will be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th floor, Los Angeles, California, on Friday, October 29, 1999 at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

(1) election of a Board of 10 Trustees;

(2) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

(3) ratification of the selection of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000;

(4) such other matters as may properly come before the meeting.

You are entitled to vote at the meeting if you held shares of the Fund at August 26, 1999.

 THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By Order of the Board of Trustees,

Julie F. Williams
Secretary
September 13, 1999

                                    IMPORTANT

 YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. You may also vote by telephone or the internet by following instructions that appear on the enclosed Proxy insert.

                        THE TAX-EXEMPT FUND OF CALIFORNIA
                    333 South Hope Street, Los Angeles, California

                                ----------------

PROXY STATEMENT
MEETING OF SHAREHOLDERS
OCTOBER 29, 1999
----------------

  The enclosed Proxy is solicited by the Board of Trustees of the Fund in connection with the Meeting of Shareholders to be held on Friday, October 29, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about September 13, 1999.

 At the close of business on August 26, 1999, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 24,351,687 shares of beneficial interest, the only authorized class of securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

 With respect to the election of Trustees (Item 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Item 2 is the affirmative vote of the lesser of (a) 67% or more of all Shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding Shares are present or represented by proxy, or (b) more than 50% of all outstanding Shares on the record date. The vote required to approve Item 3 is the affirmative vote of a majority of the Shares present or represented by proxy.

 If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the directors nominated below and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Fund shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1. ELECTION OF TRUSTEES.

 Ten Trustees are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the Trustees' terms will be indefinite in length. All of the nominees for Trustee except Richard G. Capen, Jr., Don R. Conlan, and Frank M. Sanchez were elected by the shareholders at the meeting held on February 29, 1996. Don R. Conlan was elected by the Trustees on December 16, 1996; and Richard G. Capen, Jr. and Frank M. Sanchez were elected by the Trustees effective January 1, 1999. Herbert Hoover III, a Trustee since 1986, having reached retirement age, is not seeking re-election.

 Each of the nominees has agreed to serve as Trustee if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.




Name of           Current               Year         Memberships on        Shares of the Fund
Nominee           Principal             First        Board                 Beneficially Owned, Directly
(Position         Occupation and        elected      of Other              or Indirectly, at August 26,
with Fund)        Principal             a            Registered            1999
and Age           Employment            Trustee      Investment
                  During past           of the       Companies and
                  Five Years #          Fund         Publicly Held
                                                     Companies

                                                                           Fund               The American
                                                                                              Funds Group

Richard G.        Corporate             1999         The American          64                 33,192
Capen, Jr.        Director and                       Funds Group:
(Trustee)         author; former                     (Director/Trustee
63                United States                      - 4 other funds)
                  Ambassador to
                  Spain; former
                  Vice Chairman
                  of the Board,
                  Knight Ridder,
                  Inc.; former
                  Chairman and
                  Publisher, The
                  Miami Herald

H.                Private               1986         The American          11,398             382,158
Frederick         investor.                          Funds Group:
Christie          Former President and                (Director/Trustee
(Trustee)         Chief Executive                    - 18 other funds)
66                Officer, the                       The American
                  Mission Group                      Variable Insurance
                  (non-utility                       Series
                  holding
                  company,
                  subsidiary of
                  Southern
                  California
                  Edison Company)

Don R.            President             1996         The American          64                 1,754,112
Conlan *          (retired), The                     Funds Group:
(Trustee)         Capital Group                      (Director/Trustee
63                Companies, Inc.                    - 11 other funds)

Diane C.          CEO and               1994         The American          64                 2,759
Creel             President, The                     Funds Group:
(Trustee)         Earth Technology                    (Director/Trustee - 11 other funds)

50                Corporation                        Allegheny Teledyne
                  (international                     Incorporated
                  consulting                         B. F. Goodrich
                  engineering)

Martin            Chairman,             1989         The American          318                28,734
Fenton            Senior Resource                    Funds Group:
(Trustee)         Group, LLC                         (Director/Trustee
64                (development                       - 13 other funds)
                  and management                     The American
                  of senior                          Variable Insurance
                  living                             Series
                  communities)

Leonard R.        President,            1994         The American          75                 5,027
Fuller            Fuller                             Funds Group:
(Trustee)         Consulting                         (Director/Trustee - 11 other
52                (financial                         funds)
                  management consulting                The American Variable
                  firm)                              Insurance
                                                     Series

Abner D.          Capital               1986         The American          2,256              2,832,493
Goldstine*        Research and                       Funds Group:
(President        Management                         (Director/Trustee
and               Company, Senior                    - 11 other funds)
Trustee)          Vice President
69                and Director

Paul G.           Capital               1986         The American          9,332              461,806
Haaga, Jr.        Research and                       Funds Group:
* (Chairman       Management                         (Director/Trustee
of the            Company,                           - 13 other funds)
Board)            Executive Vice
50                President and
                  Director

Richard G.        Chairman,             1991         The American          2,040              43,392
Newman            President and                      Funds Group:
(Trustee)         CEO AECOM                          (Director/Trustee
64                Technology                         - 12 other funds)
                  Corporation
                  (architectural
                  engineering)

Frank M.          Principal, The        1999         The American          127                8,838
Sanchez           Sanchez Family                     Funds Group:
(Trustee)         Corporation dba                    (Director/Trustee
55                McDonald's                         - 2 other funds)
                  Restaurants
                  (McDonald's
                  licensee)



* Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the 1940 Act), on the basis of his affiliation with Capital Research and Management Company (the Investment Adviser).

#  Corporate positions, in some instances, may have changed during this period.

Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal
Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc. The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc., managed by Capital Research and Management Company. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc..

 The Fund has an Audit Committee composed of Diane C. Creel, Martin Fenton and Richard G. Newman. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Trustees, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Trustees and/or the Committee.

 The Fund has a Nominating Committee which is composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the Board of Trustees nominees for election as Trustees of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.


 The Fund has a Contracts Committee which is composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue and to make its recommendations to the full Board of Trustees on these matters.

 Each Trustee is paid a fee of $900 per annum plus $200 for each Board of Trustees meeting attended and $200 for each meeting attended as a member of a committee of the Board of Trustees.
There were four Board of Trustees, two Audit Committee, one Contracts Committee, and two Nominating Committee meetings during the year ended August 31, 1998. All incumbent Trustees attended at least 75% of all Board meetings and meetings of the committees of which they were members.
The Fund pays no salaries or other compensation to its Trustees other than Trustees fees, which are paid to those Trustees who are unaffiliated with the Investment Adviser as described below.


 TRUSTEE COMPENSATION

Trustee                            Aggregate                Total Compensation             Total Number
                                   Compensation             (including                     of Fund
                                   (including               Voluntarily Deferred           Boards on
                                   Voluntarily              Compensation)                  which Trustee
                                   Deferred                 from all Funds Managed         Serves/2/
                                   Compensation/1/)         by Capital Research and
                                   from the Fund            Management Company
                                   during                   during the Fiscal Year
                                   Fiscal Year ended        ended 8/31/98
                                   8/31/98

Richard G. Capen, Jr.              none/3/                  $ 30,250                       5
H. Frederick Christie              $2,611/4/                171,100                        19
Don R. Conlan                      none/5/                  none/5/                        12
Diane C. Creel                     2,300/4/                 44,650                         12
Martin Fenton                      3,025/4/                 121,084                        15
Leonard R. Fuller                  2,666/4/                 51,850                         13
Abner D. Goldstine                 none/5/                  none/5/                        12
Paul G. Haaga, Jr.                 none/5/                  none/5/                        14
Richard G. Newman                  3,054/4/                 102,650                        13
Frank M. Sanchez                   none/3/                  none/3/                        3



1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

2 Includes funds managed by Capital Research and Management Company and affiliates.

3 Richard G. Capen, Jr. and Frank M. Sanchez became Trustees of the Fund in 1999 and had not received any remuneration from the Fund as of its 8/31/98 fiscal year end.

4 Since the plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating Trustees is as follows:
H. Frederick Christie ($4,366), Diane C. Creel ($397), Martin Fenton ($8,952), Leonard R. Fuller ($2,012) and Richard G. Newman ($17,719).

5 Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.


                           Other Executive Officers

Name (Position            Occupation(1)       Officer
with Fund) and Age                            Continuously
Principal                                     Since (2)

Michael J. Downer         44                  Senior Vice President - Fund            1994
(Vice President)                              Business Management Group,
                                              Capital Research and Management
                                              Company

David A. Hoag             33                  Director and Vice President,            1999
(Vice President)                              Capital Research Company

Neil L. Langberg          46                  Vice President - Investment             1986
 (Vice President)                             Management Group,
                                              Capital Research and Management
                                              Company

Julie F. Williams         51                  Vice President, Fund Business           1986
(Secretary)                                   Management Group,
                                              Capital Research and Management
                                              Company

Anthony W. Hynes,         36                  Vice President, Fund Business           1993
Jr.                                           Management Group,
(Treasurer)                                   Capital Research and Management
                                              Company


(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

(2) Officers hold office until their respective successors are elected, or until they resign or are removed.
 NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL TRUSTEES AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON AUGUST 26, 1999.

2. APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

 The Fund is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Fund, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

 Some of its existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

The Board of Trustees, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that five restrictions should be amended. Three restrictions would be eliminated and two restrictions would be revised and reclassified as non-fundamental.

The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Trustees and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF
YOUR FUND, WHICH REMAIN UNCHANGED.   MOREOVER, THE BOARD DOES NOT ANTICIPATE
THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

The text of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes which are the subject of Proposal 2. If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

RESTRICTIONS PROPOSED TO BE ELIMINATED

 None of the following investment restrictions is required under the 1940 Act. Many were originally adopted in response to state law restrictions or interpretations which no longer apply to the Fund. Therefore, in order to increase the ability of Fund management to manage the Funds' assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated. Further explanations pertaining to specific restrictions are set forth below.

2A. AFFILIATED OWNERSHIP

 The purposes intended to be served by this restriction are covered by the Fund's Code of Ethics and by separate provisions of the 1940 Act.

 CURRENT TEXT
[The Fund may not$] purchase or retain the securities of any issuer if, to the knowledge of the fund, those individual officers and Trustees of the Trust, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the shares of such issuer, together own more than 5% of the securities of such issuer.

2B. UNSEASONED ISSUERS

 This restriction was adopted in response to state regulation which no longer applies. Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. Elimination of this restriction will provide the Fund with greater investment flexibility, subject to its investment objectives and policies. Retaining such a restriction could, among other things, preclude the Fund from making otherwise attractive investments in newly-formed companies issuing asset-backed securities.

CURRENT TEXT

[The Fund may not$] invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation.

2C. PLEDGING ASSETS

 In certain circumstances this restriction could interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes. The Fund's current borrowing limit of 5% of total assets would remain unchanged.

CURRENT TEXT

[The Fund may not$] mortgage, pledge or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.
RESTRICTIONS PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

2D. RESTRICTED/ILLIQUID SECURITIES

 The Fund has a fundamental policy prohibiting the acquisition of "restricted securities" (I.E., securities with legal or contractual limitations on transfer) and a separate policy covering "illiquid" securities. Neither of these restrictions are required to be classified as fundamental under the 1940 Act. Historically, there has been a concern that restricted securities, which typically cannot be resold to the public, may be difficult for a mutual fund to sell at approximately the value at which the fund is carrying the investment. Restricted securities may or may not be illiquid, however. Some restricted securities are actively traded among institutional investors and thus highly liquid in the marketplace. Investor protection would be afforded by the proposed, non-fundamental investment restriction covering illiquid securities. The proposed restriction is consistent with current regulatory standards applicable to all non-money market mutual funds.

CURRENT TEXT

[The Fund may not$] enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets.
[The Fund may not$] acquire securities subject to legal or contractual restrictions on disposition.

PROPOSED TEXT

The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2E. PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

 This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revision would allow the Fund to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. Current industry practice is to rely on the 1940 Act for investor protection.

CURRENT TEXT

[The Fund may not$] purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

PROPOSED TEXT

[The Fund may not$] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

0. RATIFICATION OF THE SELECTION BY THE BOARD OF TRUSTEES OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT

Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of the directors who are not "interested persons"of the Fund as that term is defined in the 1940 Act) of the firm of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since the Fund's inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of Deloitte & Touche LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP


                                 OTHER MATTERS

 Neither the persons named in the enclosed Proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than the matters described above. If any other matters requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they present a discretionary authority to vote the Shares in respect to any such other matters in accordance with their est judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in Proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.


Under the laws of Massachusetts, where the Fund is organized, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed Proxy is solicited by and on behalf of the Board of Trustees of the Fund.. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by
telephone, telegram or personally.   WE URGE ALL SHAREHOLDERS ARE URGED TO
MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, LOS ANGELES, LOS ANGELES, CA 90071 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

By Order of the Board of Trustees

JULIE F. WILLIAMS
Secretary

September 13, 1999

THIS NOTICE OF MEETING OF SHAREHOLDERS AND PROXY STATEMENT HAS BEEN PRINTED ON RECYCLED PAPER THAT MEETS THE GUIDELINES OF THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.

   [insert indicia]

PROXY CARD THE TAX-EXEMPT FUND OF CALIFORNIA  PROXY CARD

 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
 FOR THE MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 1999

The undersigned hereby appoints Michael J. Downer, Paul G. Haaga, Jr., Anthony
W. Hynes, Jr., and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of The Capital Group Companies, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Friday, October 29, 1999 at 10:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date


                    THE TAX-EXEMPT FUND OF CALIFORNIA PROXY
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.     Election of Trustees:                                           FOR ALL        WITHHOLD       FOR ALL
                                                                                      ALL            EXCEPT



       01 Richard G. Capen            06 Leonard R. Fuller             []             []             []

       02 H. Frederick Christie       07 Abner D. Goldstine

       03 Don R. Conlan               08 Paul G. Haaga, Jr.

       04 Diane C. Creel              09 Richard G. Newman

       05 Martin Fenton               10 Frank M. Sanchez


 To withhold your vote for any individual nominee, mark the "For All Except"
box
 and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                                           FOR      AGAINST        ABSTAIN


2.        Approval of the proposed changes to the Fund's                   []       []             []
          investment restrictions.

          2A.  Eliminate restriction regarding affiliated ownership        []       []             []
          2B.  Eliminate restriction regarding investments in
               unseasoned issuers                                          []       []             []
          2C.  Eliminate restriction on pledging assets                    []       []             []
          2D.  Reclassify restriction regarding restricted/illiquid
               as a non-fundamental restriction                            []       []             []
          2E.  Reclassify restriction regarding purchasing securities of other investment companies as a non-fundamental
               restriction                                                 []       []             []

3.        Ratification of selection of Deloitte & Touche LLP as            []       []             []
          independent accountant:


 In their discretion, upon other matters as may properly come before the meeting.
IMPORTANT
SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF
SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.